UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

El Paso Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE
Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 17, 2011

EL PASO CORPORATION

EL PASO CORPORATION
1001 LOUISIANA STREET
ROOM 1595D
HOUSTON, TX 77002

Meeting Information

Meeting Type:	Annual Meeting of Stockholders

Meeting Date:	May 17, 2011

Meeting Time:	9:00 a.m. CDT

Location:	Hilton Americas - Houston 1600 Lamar Street Houston, TX 77010
You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The 2011 Notice and Proxy Statement, 2010 Annual Report on Form 10-K and 2010 Summary Report are available at www.proxyvote.com.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. 2011 NOTICE AND PROXY STATEMENT    2. 2010 ANNUAL REPORT ON FORM 10-K    3. 2010 SUMMARY REPORT
How to View the Proxy Materials Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: Please review the proxy materials for directions to the Annual Meeting and information on what you will need to bring with you to gain access to the meeting. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR UNDER PROPOSAL 1.
1.	Election of Directors

Nominees:
1a.	Juan Carlos Braniff

1b.	David W. Crane

1c.	Douglas L. Foshee

1d.	Robert W. Goldman

1e.	Anthony W. Hall, Jr.

1f.	Thomas R. Hix

1g.	Ferrell P. McClean

1h.	Timothy J. Probert

1i.	Steven J. Shapiro

1j.	J. Michael Talbert

1k.	Robert F. Vagt

1l.	John L. Whitmire
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.
2.	Approval of the advisory vote on executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 3.
3.	Advisory vote on the frequency of the advisory vote on executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.
4.	Ratification of the Appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.